Prospectus dated November 6, 2019

SmartETFs Smart Transportation & Technology ETF (Symbol: MOTO)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.smartetfs.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

SmartETFs

SmartETFs Smart Transportation & Technology ETF

Prospectus

November 6, 2019	Listed on NYSE Arca: MOTO

TABLE OF CONTENTS	2
SUMMARY SECTION	3
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	12
MANAGEMENT OF THE FUND	22
Investment Adviser	22
Sub-Adviser	23
Portfolio Management	23
Fund Expenses	24
Distribution Plan & Payments to Dealers	24
SHAREHOLDER INFORMATION	25
How to Purchase, Exchange and Sell Shares	25
Distribution and Taxes	27
FINANCIAL HIGHLIGHTS	28
NOTICE	28

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SUMMARY SECTION

SmartETFs Smart Transportation & Technology ETF (the “Fund”)

Investment Objective

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of SmartETFs Smart Transportation & Technology ETF. You may also incur usual and customary brokerage commissions when you buy and sell shares of SmartETFs Smart Transportation & Technology ETF.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	None
Total Annual Fund Operating Expense	0.68%

[1]	Estimate based on the expenses the Fund expects to incur for the current fiscal year.

For additional information about the Fund’s expenses, please see Fund Expenses in the prospectus.

Example

This example is intended to help you compare the cost of investing in SmartETFs Smart Transportation & Technology ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is new, and as a result, there is no portfolio turnover information to report.

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Principal Investment Strategies

The SmartETFs Smart Transportation & Technology ETF will invest in publicly-traded equity securities of domestic or foreign companies that are involved in the development and production of products or services for Smart Transportation, including safer, cleaner or connected vehicles and Smart Transportation companies providing “transportation as a service.” The Fund will also invest in Technology companies, including Technology companies whose products or services are used in transportation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Smart Transportation companies and Technology companies, each of which is defined below. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings.

The Adviser defines “Smart Transportation” to mean the integration of modern technologies and business practices as applied to transportation, resulting in safer, cleaner, or connected transportation, and smart transportation “as a service”. Importantly, the Adviser believes that Smart Transportation is a thematic concept rather than an industry sector. The Fund will invest in Smart Transportation companies, which are companies that are in the business of designing, producing, manufacturing or distributing products or services that involve at least one of the following elements:

•	Safer, which means safety enhancements derived from the inclusion of a level of autonomy in transportation. Companies that meet this definition of safer are designing, producing, manufacturing or distributing vehicles (or vehicle components or systems) that are objectively on the path towards autonomy, meaning they incorporate, at a minimum, Level 1 autonomy technology. For this purpose, the Adviser uses the definition of Level 1 Autonomy published by SAE International or Partners for Automated Vehicle Education, which is, in short, technologies designed to assume a portion of driving authority. Companies that meet this definition could also be providing products and services used in the manufacture or development of safer vehicles (which could be autonomous, electric or hybrid vehicles).

•	Cleaner, which means vehicles, vehicle components or systems that increase efficiency or reduce emissions from vehicles; this would include vehicles that are “light hybrid” or “fully electric” and systems like thermal management systems and more efficient vehicle fuel technologies, such as batteries and alternative fuels or fuel cells.

•	Connected, which means vehicles that use connectivity or communication in their operations, either internally with devices or programs in the same vehicle, or externally, from one vehicle to another vehicle (V2V) or from a vehicle to infrastructure (V2I). The infrastructure receiving communications from a connected vehicle could include traffic information or control devices, emergency response platforms, global positioning systems, speed or radar information collectors; and components or systems used by these vehicles could include sensors, cameras, semi-conductors as well as products like interactive advanced driver assistance systems (ADAS), cooperative intelligent transportation systems and connected vehicle data networks. This could also include companies that supply software and systems to develop and test autonomous driving capability.

•	Smart Transportation as a Service, which means the more efficient delivery of transportation to individuals that is achieved through application-based hailing or sharing of cars, scooters or other vehicles (whether movement is by ground or air). These services generally employ a variety of technologies including global positioning satellite (GPS) technology, connectivity and software applications.

At all times, the Fund will invest at least 15% of its assets in companies that are in the business of making Smart Transportation products or services. The Adviser considers a company to be “in the business of” making a Smart Transportation product or service if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, the design, manufacture, production and/or distribution of a Smart Transportation product or service (including components or parts) as defined above, meaning Safer, Cleaner, or Connected, or Smart Transportation as a Service.

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The Fund will also invest in Technology companies. The Adviser defines Technology companies as companies that are in the business of developing, advancing and using technology to improve processes, applications or outcomes or create innovations, which could occur through hardware and related components or equipment, or software or services. This includes companies that deliver products or services in the following industries: information technology, such as software, services, hardware, semi-conductors and equipment; electronic equipment and instruments; computers or their components, hardware, storage or peripherals; telecommunications equipment or services (voice, data or wireless); internet commerce and information (including networks and connected payment systems); data processing (including management and retention); and imagery (including digitization, mapping and interfacing applications).

At all times, the Fund will invest at least 15% of its assets in Technology companies whose products or services are used in transportation. For purposes of this investment minimum, the Adviser considers these companies to be technology companies that:

•	Provide technology including products, services, and materials used in the transportation industry to achieve safer, cleaner, or connected transportation, or smart transportation as a service. This includes companies that make hardware (including semi-conductors), software for use in vehicles using at least Level 1 autonomy technology, data companies, sensor manufacturers (radar, lidar, cameras and other technologies), companies that provide software and mapping products or services related to vehicle connectivity or autonomy, battery and alternative fuel manufacturers or suppliers and producers of components and materials (including lithium) used in batteries and alternative fuels; or

•	Offer for sale or otherwise distribute Smart Transportation vehicles (autonomous, electric or hybrid); or

•	Have demonstrated a commitment to autonomous vehicle development by having obtained certification by at least one government entity related to their autonomous driving research program; or

•	Develop transportation as a service applications, including urban air mobility services, and have obtained certification by government entities related to their transportation service program.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective.

The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies in countries in Asia, including China, South Korea and Japan.

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Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money investing in shares of SmartETFs Smart Transportation & Technology ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. There is no guarantee that the Fund will achieve its investment objective.

The SmartETFs Smart Transportation & Technology ETF is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective, as well as other risks that are described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information.

Risks of Investing in Funds Investing in the Autonomous Vehicle and Electric Vehicle Sector

The following risks apply to investments in autonomous and/or electric vehicles and companies that support these technologies and products:

•	Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies. Vehicles, applications, hardware, software or services could become obsolete before they are fully embraced or deployed, or may use technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; any of these factors could cause them to become obsolete more rapidly than traditional technologies and software. Autonomous and/or electric vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous and/or electric vehicle projects may rely on government subsidies that could be reduced or eliminated. These risks could adversely affect the value of companies in which the Fund invests.

•	Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which are subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which autonomous and/or electric vehicles or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved in autonomous and/or electric vehicles, networks, grids, infrastructure or services related to autonomous and/or electric vehicles could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

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•	Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages. A cybersecurity event in a technology or program used by a Smart Transportation network or product could be exacerbated.

•	Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the transportation sector, which could make their securities less desirable.

•	Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be subject to domestic or foreign regulatory regimes governing “artificial intelligence”, which have not yet been adopted. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

Risks of Investing in Foreign Securities

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose the Fund to political, social and economic risks that differ from risks faced by U.S. companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs.

•	Currency and Currency Exchange Risk. The Fund’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments by the Fund may be subject to currency fluctuations because the Fund’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. The Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

•	Foreign Securities Market and Emerging Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods, which could make the Fund’s holdings in those markets illiquid. The Fund may invest in companies in developing or emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

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•	Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There could be limitations on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

•	Risks Associated with Investments in Companies outside the United States. Investing in companies in foreign countries, including countries in Europe and Asia, are subject to additional political, social, economic, legal, regulatory and other risks, related to the size of the securities markets, competition for investments, currencies, political, social and economic instability, interest rates, and global or foreign trade restrictions and tariffs, or threats of changes to trade restrictions or tariffs, as well as transitions in the global economy such as “Brexit”, the withdrawal of the United Kingdom from the European Union, which could result in increased volatility, lack of liquidity, and adverse impacts on economic growth. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. The value of shares of companies in foreign countries, whether in developed or emerging markets, may be more sensitive to these factors than the value of shares of companies in U.S. markets. The Fund may invest in securities of companies in Asia, including China, Hong Kong, Japan, and South Korea, which are subject to special risks. Investments in securities of Chinese companies can also be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. The ability of the Fund to access foreign markets can be limited; these limitations can affect the availability, liquidity and pricing of securities.

Risks of Investing in ETFs

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Shares May Trade At Prices Other Than NAV. SmartETFs Smart Transportation & Technology ETF shares are exchange-traded shares, and are listed for trading on the NYSE Arca, and Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The intra-day NAV is an indicative value based on the market value of the Fund’s underlying holdings, and is calculated and disseminated by the listing exchange, NYSE Arca. The intra-day NAV is based on the current market value of the underlying securities of the securities required to be deposited in exchange for a Creation Unit (which is not updated intra-day), and does not reflect the accruals of operating expenses or other costs, and should not be viewed as a “real time” NAV. The market price of a share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

Variation between market price and intra-day NAV. The market price of a Fund Share on the exchange may differ from the intra-day NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the intra-day NAV (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s intra-day NAV may be calculated using “stale” prices of foreign securities; the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV, and the prices used by the exchange in calculating the Fund’s intra-day NAV, may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may cause the intra-day NAV to vary from the market price or the Fund’s NAV.

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Costs of buying/selling Fund Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transactions in small numbers of shares. The difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which investors are willing to sell Fund Shares (the “ask” price) may differ; this difference is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling shares of SmartETFs Smart Transportation & Technology ETF, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

•	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains. Generally, the Fund intends to satisfy redemption requests in-kind.

•	Redemption Risk. SmartETFs Smart Transportation & Technology ETF shares are not individually redeemable. The Fund only redeems Fund shares in Creation Units, which are large blocks of shares. If you want to liquidate some or all of your investment in shares of SmartETFs Smart Transportation & Technology ETF, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Absence of Active Trading Risk. Although SmartETFs Smart Transportation & Technology ETF shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. Trading of the shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

•	Authorized Participant Concentration Risk. Only financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities and in securities limited to investment sectors. If authorized participants do not proceed with creation and redemption orders for shares, the Fund’s share could trade at a discount to NAV and could face trading halts or de-listing.

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Risks of Investing in Investment Companies

•	Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably, and a security may become worth less than it was at the time of purchase. Market risk applies to individual securities, including the Fund, securities the Fund holds, as well as to a particular sector or the entire economy. Global financial markets have experienced periods of extreme stress, resulting in unusual and extreme volatility in the equity markets and in the prices of individual securities. Global financial markets and interest rate events could cause equity securities generally to decline if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

•	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve the Fund’s objective. The Fund’s investments are not selected to replicate an index, and the Adviser’s portfolio selections, which are based on fundamental analysis, may not produce the desired results.

•	Portfolio Turnover Risk. The Adviser anticipates that the Fund will have a relatively low level of turnover; if the Fund experiences higher than anticipated turnover, this could result in higher distributions, which would increase your tax liability, and increase the Fund’s costs, which could affect the Fund’s performance over time.

•	Capitalization Risk. The Fund invests in small, medium and large capitalization companies and may invest in “micro-cap” companies; micro-cap, small and medium capitalization companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks in particular may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, may be less capable of responding quickly to market and product challenges and may be adversely affected by declines among lines of business.

•	Liquidity Risk. The Fund’s investments are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or a reasonable price. A lack of liquidity in an investment could cause the Fund to decline in value. Investments that are illiquid could become difficult to value. The Fund may be more sensitive to this risk because it may invest in securities of Chinese or Japanese companies; markets in China and Japan may close for an extended number of days for national holidays.

•	Fund Cybersecurity Risk. The Fund and its service providers and the companies in which it invests are subject to cybersecurity risk. Cybersecurity risk includes breaches, intentional or unintended, that may impact the Fund’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in SmartETFs Smart Transportation & Technology ETF, you may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

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Performance

No performance information is available for this Fund because it is new. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets, and comparing the Fund’s return to returns of appropriate broad-based market indices. When available, the Fund’s current performance information will be available on the SmartETFs website at www.smartetfs.com. Past performance does not necessarily indicate how the Fund will perform in future periods.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and the Investment Adviser in the Statement of Additional Information.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”). Penserra will serve as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Will Riley and Jonathan Waghorn are the co-managers of the Fund since inception and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the Sub-adviser responsible for the Fund.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Smart Transportation & Technology ETF is traded on the NYSE Arca exchange. Individual fund Shares may only be purchased and sold on the exchange through a broker-dealer. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at market prices rather than at the net asset value, Fund shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will generally be done in increments of 25,000 share Creation Units. A Transaction Fee of $350 per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. Fund shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of Fund shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

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Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Objective

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation.

SmartETFs Smart Transportation & Technology ETF seeks long term capital appreciation by investing in companies that are involved in developing transportation solutions and innovations that result in safer, cleaner or connected transportation, and smart transportation “as a service” and in Technology companies, including Technology companies whose products or services are used in transportation.

The Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice.

Principal Investment Strategies

The Fund invests primarily in publicly-traded equity securities of domestic or foreign companies across multiple sectors that are involved in the development and production of products or services for Smart Transportation, including products such as autonomous and/or electric vehicles, hybrid vehicles, and their components, smart transportation as a service companies and their networks, and Technology companies, including Technology companies whose products or services are used in transportation.. This includes companies involved in the development of products and services that support Smart Transportation and Smart Transportation networks.

The Fund will normally hold 35 positions of approximately equal weight. The Fund will be actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research, and the Adviser’s own evaluation process. The Fund invests on a global basis, meaning there will likely be companies in the Fund that are domiciled and traded in the United States and in a variety of developed markets, including companies in foreign countries including but not limited to the UK, France, Germany, Italy, the Netherlands, Canada, Sweden, and Australia, and emerging markets including South Korea, Taiwan and China (including Hong Kong).

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In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Except as noted above, the Board may change the investment policies and strategies of the SmartETFs Smart Transportation & Technology ETF; the Fund will give notice to shareholders at least 60 days in advance of such a change.

Principal Risks of Investing in SmartETFs Smart Transportation & Technology ETF

You can lose money investing in the Fund. The Fund is subject to the risks common to all funds that invest in equity securities and foreign securities. Investing in the Fund may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

We cannot guarantee that the Fund will meet its investment objective. You should consider the risks described below before you decide to invest in the Fund.

The SmartETFs Smart Transportation & Technology ETF is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objectives, as well as other risks that are described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information.

Risks of Investing in Funds Investing in the Autonomous Vehicle and Electric Vehicle Sector

The following risks apply to investments in autonomous and/or electric vehicles and companies that support these technologies and products:

•	Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new. These products might fail to be widely adopted by consumers or commercial users, and could suffer technical problems, supply or demand shortfalls (including due to import restrictions or as a result of tariffs on material imports), or be supplanted by other technologies. Autonomous and/or electric vehicles or their components, hardware, software or services, could become obsolete before they are fully embraced or deployed. Vehicles and their networks may rely on technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; which could cause them to become obsolete more rapidly than traditional technologies and software. Vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous or electric vehicles may rely on batteries or fuel cells for which material inputs may be expensive or restricted. Some autonomous and/or electric vehicle projects may rely on government subsidies, frequently in alternative energy markets; and those subsidies could be reduced or eliminated, which would make the technology application less desirable. Software or technology involved in autonomous and/or electric vehicles, networks, grids, infrastructure or services related to autonomous and/or electric vehicles could also be adversely affected by general network events or outages (local or global), as well as specific events or outages. These risks could adversely affect the value of companies in which the Fund invests.

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•	Technology Risk. Autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, more susceptible to obsolescence or subject to future regulation in countries or locations of manufacture or deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which is subject to risk of theft, misappropriation or vandalism. Companies producing these technologies may also be subject to greater cybersecurity risk than other companies, because the technologies are designed to interact with other non-proprietary technologies, software and applications across one or more external networks, which could make them more susceptible to attack or increase a potential risk of failure. Companies producing technology or software upon which autonomous and/or electric vehicles rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

•	Cybersecurity Risk. Technologies created or deployed for Smart Transportation products and services, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies. Technology programs and networks may be subject to an increased risk of attack or infiltration, including actions designed to obtain data or information that is intended to be maintained as confidential. This increased risk may be due to connectivity or interaction of multiple technologies having different sources as well as because Smart Transportation networks need a variety of hardware and software components for full adoption. Smart transportation products and networks, and the associated technologies, could be adversely affected by local or global outages or cyber attacks. A Smart Transportation network could be subjected to cyberactivity designed to obtain information about users or “data” that is designed to be confidential. A cyber event in a technology or program could be amplified across Smart Transportation networks or products.

•	Product Risk. Companies creating products, technologies and services for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. The range of applications being considered, and products being developed, is open-ended and changes frequently. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the transportation sector.

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•	Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions. In addition to regulations that apply to vehicles and transportation generally, they could be subject to domestic or foreign regulatory regimes governing “artificial intelligence”, which have not yet been adopted. It is possible that transportation networks will develop that will include significant barriers to entry or usage, or impose restrictions on usage that make them commercially undesirable. Limitations on the use of autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

Risks of Investing in Foreign Securities

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States.

•	Currency and Currency Exchange Risk. The Fund’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments in and by the Fund may be subject to currency fluctuations. The Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa, in connection with investments that must be made in local currencies.

•	Foreign Securities Market and Emerging Market Risks. Investments in foreign securities and foreign issuers (such as through depository receipts) have additional risks. These can include other market risks such as illiquidity, higher volatility and potential controls on foreign investments as well as political risks, economic risks (which may be tied to political risks), civil conflict, war, expropriation of assets, import or export controls. Investments in foreign securities are also subject to legal, regulatory, economic, political and social risks in their home countries. The Fund expects to make investments in companies in the United Kingdom and Europe, Australia and countries in Asia.

Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Many foreign securities markets are more concentrated than the U.S. securities market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the U.S. securities market. Some foreign securities markets are closed to trading for extended periods, which could make the Fund’s holdings in those markets illiquid. In some foreign countries, the standards for accounting and disclosure differ from U.S. standards and less information is available about a company’s operations than would be available about a domestic issuer. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

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Companies in which the Fund invests could be affected by “Brexit”, the withdrawal of the United Kingdom from the European Union (the “EU”), which is scheduled to occur in 2020. Investments (in any country, but potentially more significantly, in countries outside the U.S.) may be impacted by Brexit. The precise impacts of Brexit are not known, but Brexit could impact the value of UK currency and/or create general economic uncertainty, within the EU and globally. This uncertainty could impact Fund investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. The Fund could be adversely affected by Brexit if the companies in which the Fund invests are adversely affected by Brexit.

•	Emerging Market Risks. The Fund may invest in companies in emerging markets, including South Korea, Taiwan and China (including Hong Kong). Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increase volatility or more difficulty in determining the value or liquidity of holdings. Investments in companies in developing or emerging market countries may be considered speculative.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country.

•	Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriate event were to occur.

•	Risks Associated with Investments in Asia. The Fund may invest in securities of companies in Asia, which are subject to special risks, some of them historical. Asian economies may be adversely affected by trade and export limitations, tariffs or threats of tariffs, competition from other Asian markets, commodities prices and debt burdens, energy prices, and changes in labor markets.

•	Currency Devaluation. Over 1997 and 1998, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

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•	Political Instability. The economic reforms that Asian nations are instituting under the guidelines of the International Monetary Fund could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

•	Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

Taiwan Risks. Investments in Taiwan companies may be negatively impacted by economic, political and social instability. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Tensions between Taiwan and China may materially affect the Taiwanese economy and securities of Taiwan issuers.

South Korea Risks. Investments in South Korean companies may be negatively impacted by economic and political instability. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

•	Foreign Trade. Asian nations tend to be very export-oriented. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper Asian exports, which would hurt the profits of Asian exporters.

•	China Risk. Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector could impact the Fund as the Chinese government continues to liberalize its economy and regulatory systems especially with respect to securities. Tariffs, trade barriers or an economic downturn domestically, in China or globally, could adversely impact the value of securities issued by Chinese companies.

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•	Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors.

•	China Tax Risk. Foreign investors in China companies could face tax liabilities. The Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed. If there is a shortfall in any reserve the Fund creates for these liabilities, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities.

•	China/Single Country Risk. The markets in the China region that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s debt markets may result in prices of securities traded on such markets fluctuating significantly, and may result in substantial volatility in the share price of the Fund. The Fund’s holdings could be adversely affected if the government of China imposes export restrictions or protectionist trade barriers on the export of goods or services.

•	Stock Connect Schemes. The Fund may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are still developing and have risks of illiquidity, trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets. Not all domestic China securities are available through Stock Connect, and securities acquired through Stock Connect are held in nominee name by the clearing company

•	Other Foreign Investment Risks. The opportunity for the Fund to access some foreign markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets. As a result, foreign investors could have lower returns than domestic investors in the selected countries.

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Risks of Investing in ETFs

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Shares May Trade At Prices Other Than NAV. Because Smart Transportation& Technology ETF shares are exchanged-traded shares, and are listed for trading on the NYSE Arca, they may be bought and sold at market prices which may vary from the Fund’s most recently calculated NAV, which is calculated at the end of the business day. The Fund’s intra-day NAV is an indicative value based on the market value of the Fund’s underlying holdings, and is calculated and disseminated by the listing exchange, NYSE Arca. The intra-day NAV is based on the current market value of the underlying securities of the securities required to be deposited in exchange for a Creation Unit (which is not updated intra-day), and does not reflect the accruals of operating expenses or other costs, and should not be viewed as a “real time” NAV.

There may be times when the market price of a share on the exchange is higher than the Fund’s NAV or intra-day NAV (premium), or lower than the Fund’s NAV or intra-day NAV (discount). The market price may differ from the intra-day NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons.

The Fund will hold shares of foreign companies traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV, and the prices used by the exchange in calculating the Fund’s intra-day NAV, may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. For example, with respect to a foreign security, if events occur subsequent to a local market’s close, that could affect premiums and discounts between the intra-day NAV and the market price. This may cause the intra-day NAV to vary from the market price or the Fund’s NAV. Because Authorized Participants can create and redeem shares in Creation Units, the Adviser believes that discounts or premiums will not be sustainable. High market volatility, disruptions to the process for creations and redemptions, and adverse impacts that affect Authorized Participants can result in longer term variations between the Fund’s share price and intra-day NAV.

Each purchase and sale of Shares on the exchange takes place through a broker, and may incur a brokerage charge or commission, frequently a fixed amount. This may be a significant proportional cost for investors transacting in small numbers of shares. The spread (the difference between bid and ask prices on the exchange) varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (narrower) if the Fund has a lot of trading volume and market liquidity and higher (wider) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment returns.

•	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains. Generally, the Fund intends to satisfy redemption requests in-kind.

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•	Redemption Risk. SmartETFs Smart Transportation & Technology ETF shares are not individually redeemable. The Fund only redeems Fund shares in Creation Units, which are large blocks of shares. If you want to liquidate some or all of your investment in Fund shares, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Absence of Active Trading Risk. Although SmartETFs Smart Transportation & Technology ETF shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. Trading of the shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

•	Authorized Participant Concentration Risk. Only financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities and in securities limited to investment sectors. If authorized participants do not proceed with creation and redemption orders for shares, the Fund’s share could trade at a discount to NAV and could face trading halts or de-listing.

Risks of Investing in Investment Companies

The following risks also apply to the Fund:

•	Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. The value of the Fund’s holdings could decline generally or underperform other investments at any time. The global financial markets have experienced periods of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of an individual company’s securities have been negatively impacted by global financial conditions even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global financial markets can be affected by a variety of stresses due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls The global financial markets and interest rate management could cause a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund. The Fund’s NAV and price may fluctuate significantly over short and long periods.

•	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve the Fund’s objective. The Fund’s investments are not selected to replicate an index, and the Adviser’s portfolio selections may not produce the desired results.

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•	Portfolio Turnover Risk. The Adviser anticipates that the Fund will have a relatively low level of turnover. Should the Fund experience higher than anticipated turnover it may result in higher distributions, which would increase your tax liability. Increased purchases of securities could increase the Fund’s costs, which would affect the Fund’s performance over time.

•	Capitalization Risk. The Fund invests in small, medium and large capitalization companies and may invest in “micro-cap” companies; micro-cap, small and medium capitalization companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Some micro-cap stocks are not listed on exchanges and therefore have not had to meet exchange listing standards. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, may be less capable of responding quickly to market and product challenges and may be adversely affected by declines among lines of business.

•	Liquidity Risk. The Fund’s investments are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or a reasonable price. A lack of liquidity in an investment could cause the Fund to decline in value. Investments that are illiquid could become difficult to value. The Fund may be more sensitive to this risk because it may invest in securities of Chinese or Japanese companies, and markets in China and Japan may close for an extended number of days for national holidays. Companies that are listed in or operating primarily in emerging markets may face increased liquidity risks as compared to companies in developed markets.

•	Fund Cybersecurity Risk. The Fund, its service providers, and companies in which it invests are subject to varying degrees of cybersecurity risk. Cybersecurity risk is the risk that unauthorized access can be made to information technology systems resulting in loss, and can include intentional or accidental events. Cybersecurity events can include unauthorized access to technology systems (such as through “hacking” or via malicious software), and may seek to remove or alter information or assets (including data), or otherwise disrupt operations. Cybersecurity events may also include external events such as “denial of service” attacks that render websites unavailable. A cybersecurity event affecting the Adviser, Sub-Advisers, distributor, financial intermediaries (such as brokers) and other Fund service providers (including, but not limited to, custodians, transfer agents, and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests could disrupt Fund operations and adversely affect the Fund. Cybersecurity events can result in financial losses, the inability to process trades or transactions or calculate the Fund’s NAV, disclosure of confidential information, interference with trading activity, hampering the ability of the Fund and/or its service providers to conduct business, violations of privacy and other laws, regulatory fines, penalties, reputational damage, and/or additional legal, compliance and remediation costs. Cybersecurity events could also render fund records and information inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund and its service providers in order to resolve or prevent cyber incidents in the future. Although the Fund and the Adviser have plans to deter or mitigate the risks of cybersecurity events, there is no guarantee that such plans are sufficient or that they address all foreseeable risks, particularly because neither the Fund nor the Adviser can control cybersecurity defenses of service providers, counterparties, intermediaries or the companies in which the Fund invests.

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Portfolio Holding Disclosure Policy. The Fund will operate in a transparent fashion with respect to its holdings. The Fund's portfolio holdings are disclosed each day on its website at www.smartefts.com. The Fund’s holdings will be disseminated on a daily basis through the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription service to NSCC members and/or subscribers. When a change is made to the portfolio such a change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours. This could allow investors the opportunity to “front-run” the Fund, meaning other market participants could engage in a practice wherein they purchase holdings in the Fund with the expectation that the Fund would shortly need to purchase the same securities and, in doing so, cause the prices of these holdings to increase. However, because the Fund plans on creating shares primarily in exchange for the Fund’s holdings (in-kind purchases), the Adviser does not believe that existing investors would be harmed by the real time disclosure of the Fund’s holdings.

Additionally, the Fund will disclose its complete portfolio holdings as of the end of its fiscal year and second fiscal quarter in its annual and semi-annual report to shareholders. The Fund also discloses its complete portfolio holdings at the end of its first and third fiscal quarters in its Form N-Q, filed with the SEC no later than 60 days after the end of the fiscal period.

For information on the Fund’s current holdings please visit www.smartetfs.com.

MANAGEMENT OF THE FUND

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. is the investment adviser for SmartETFs Smart Transportation & Technology ETF. Guinness Atkinson™ supervises all aspects of the Fund’s operations and advises the Fund, subject to oversight by the Board. Guinness Atkinson™ is solely responsible for investment strategy and security selection, and oversees the Sub-adviser’s activity. For providing these services, the Fund will pay Guinness Atkinson™ the annual advisory fee shown below.

Contractual Advisory Fee Rate:	SmartETFs Smart Transportation & Technology ETF	0.68%

Under the agreement between Guinness Atkinson™ and the Fund, the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. Expenses that are attributable to the Fund are charged against the income of the Funds in determining net income for dividend purposes. The Adviser has contractually agreed with the Fund to waive fees and/or reimburse expenses to the extent the total annual fund operating expenses (excluding extraordinary expenses of the Funds and the Independent Trustees including extraordinary legal expenses) exceed 0.68%.

Guinness Atkinson™ is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Guinness Atkinson’s™ London offices are located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson™ managed approximately $287 million in mutual fund assets as of September 30, 2019. Guinness Atkinson™ is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. These three entities share offices and other resources.

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A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the Fund’s first annual or semi-annual report to shareholders following commencement of the Fund’s operations.

Sub-adviser

Penserra Capital Management LLC serves as a sub-adviser to the Fund. Penserra provides a range of services directly to the Adviser, including functions related to portfolio management, such as investing cash inflows, implementing investment strategy, and researching and reviewing investment strategy. Penserra is compensated by the Adviser and does not receive payment from the Fund.

Penserra Capital Management LLC is a New York limited liability company located at 4 Orinda Way, Suite 100A, Orinda, California 94563. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in Penserra.

Portfolio Management

The Fund’s portfolio is managed by experienced portfolio managers who are jointly and primarily responsible for the day to day management of the Fund’s portfolio, as described below. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Portfolio Manager	Business Experience During the Past Five Years
Adviser
Will Riley	Will Riley is the co-manager of the SmartETFs Smart Transportation & Technology ETF (since launch) and also serves as the co-manager of the Global Energy Fund (since May 2010) and Alternative Energy Fund (since January 2019). He joined Guinness AtkinsonTM as an analyst in May 2007. Mr. Riley worked for PricewaterhouseCoopers LLP from 2002 to 2007 having qualified as a Chartered Accountant in 2003. Mr. Riley graduated from Cambridge University with a Masters in Geography in 1999.
Jonathan Waghorn	Jonathan Waghorn is the co-manager of the SmartETFs Smart Transportation & Technology ETF (since launch) and also serves as the co-manager of the Global Energy Fund (since May 2010) and Alternative Energy Fund (since January 2019). Mr. Waghorn was employed as co-portfolio manager of the Investec Global Energy Fund (the “Investec Fund”) from 2008 to 2012, succeeding Tim Guinness who managed the Investec Fund from 1998 to 2008. Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team. Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.
Sub-Adviser
Dustin Lewellyn	Mr. Lewellyn has been a Managing Director with the Sub-Adviser since 2012 and holds a CFA designation. From 2011 through 2015, he was President and Founder of Golden Gate Investment Consulting LLC. Previously, he served as a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), and as head of portfolio management for Schwab ETFs.
Ernesto Tong	Mr. Tong has been a Managing Director with the Sub-Adviser since 2015 and holds a CFA designation. From 2008 to 2015, Mr. Tong was a vice-president at Blackrock and served as portfolio manager for a number of iShares ETFs.
Anand Desai	Mr. Desai has been an Associate with the Sub-Adviser since 2015. From 2010 to 2015, Mr. Desai was a portfolio fund accountant at State Street.

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Fund Expenses

The Fund pays the Investment Adviser a fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets. The Fund is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee. The Investment Adviser compensates the Sub-adviser for its services. The Adviser has contractually agreed with the Fund to waive fees and/or reimburse expenses to the extent the total annual fund operating expenses (excluding extraordinary expenses of the Funds including extraordinary legal expenses) exceed 0.68%.

Distribution Plan & Payments to Dealers

Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.10% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board of Trustees of the Fund has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Fund does not plan to make payments under the Rule 12b-1 Plan within one year of the Fund’s effective date. The Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan.

Additional Payments to Dealers. The Adviser (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

The Adviser and the Trust have applied for an exemptive order from the SEC pursuant to which, subject to the approval of the Trust’s Board of Trustees, the Adviser would be permitted to hire or replace sub-advisers that are not affiliated with the Adviser (the “Eligible Sub-advisers”), and modify any existing or future sub-advisory agreement with an Eligible Sub-adviser without obtaining shareholder approval. The retention of a sub-adviser would not necessarily reduce the Adviser’s responsibilities to a fund. If the application is granted, the Adviser would have the discretion to terminate any Eligible Sub-adviser, and allocate and reallocate a Fund’s assets among the Adviser and any other Eligible Sub-adviser. The Adviser would be responsible for overseeing and supervising the sub-advisers and would recommend to the Board of Trustees the hiring, termination and replacement of sub-advisers for a fund. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser. Within 90 days after a new Eligible Sub-adviser is retained, fund shareholders would receive information about any new sub-advisory relationships. The initial shareholder of each Fund will have approved the operation of the Funds under any “manager of managers” structure (including in reliance on an order) once issued by the SEC. There can be no guarantee that the SEC will grant the exemptive relief.

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SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Sell Shares

SmartETFs Smart Transportation & Technology ETF shares trade on the NYSE Arca exchange during the trading day. Fund shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Fund shares through a broker you may incur customary brokerage commissions and charges. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to Fund shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment returns.

SmartETFs Smart Transportation & Technology ETF shares are bought and sold at market price, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Fund will only issue or redeem Fund shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Issuance of Creation Units section of Fund’s Statement of Additional Information. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day. In limited circumstances, Fund shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

The trading symbol for the Fund is MOTO.

The Fund will be listed on the NYSE Arca exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Fund shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Fund shares and is recognized as the owner of all SmartETFs Smart Transportation & Technology ETF shares for all purposes.

Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund shares. Participants include DTC, securities brokers, and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund shares, you are not entitled to receive physical delivery of stock certificates or to have Fund shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any rights as an owner of Fund shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of SmartETFs Smart Transportation & Technology ETF shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the Fund. When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes a Transaction Fee on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Fund shares.

Pricing Fund Shares

Market Price. SmartETFs Smart Transportation & Technology ETF shares trade in the secondary market at market prices, which may differ from the NAV per share.

Net Asset Value. The NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

The Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. The Fund’s securities are valued based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that, in the judgment of the Adviser, does not represent fair value. The Fund also may fair value a security if the Fund or the Adviser believes that the market price is stale.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Premium/Discount Information

Information regarding how often the SmartETFs Smart Transportation & Technology ETF traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters will be available at www.smartetfs.com.

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Distributions and Taxes

Dividends and Capital Gains Distributions. The Fund will distribute all or most of its net investment income and net capital gains to shareholders. Dividends (investment income), if any, will normally be declared and paid at least annually. Some of the Fund’s investment income may be subject to withholding tax. Net realized capital gains, if any, will be distributed at last annually, and normally in December. When calculating the amount of capital gain, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Buying Before a Dividend. If you purchased shares of the Fund on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this distribution.

Dividend Reinvestment. No dividend reinvestment service is currently provided by the Fund. Broker dealers may make available a dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners interested in such a service should contact their broker for availability and other necessary details. Brokers may require beneficial owners to adhere to specific procedures and timetables to participate. If a dividend reinvestment service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Issues. The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the U.S. federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Distributions to Shareholders. Qualified dividends received from the Fund by non-corporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from the Fund, and gains from the sale of shares of the Fund, will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts.

Generally, the Fund and financial intermediaries are obligated to withhold and remit to the US Treasury a percentage of taxable distributions and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that it is exempt from withholding.

Gain or Loss on Sale of Shares of the Fund. You may recognize either a gain or loss when you sell shares of the Fund. The gain or loss is the difference between the proceeds of the sale (the market price per share on the date of sale times the number of Fund shares sold reduced by the expenses of the sale) and your adjusted basis in those shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell shares of the Fund at a loss and purchase shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. Shares acquired through a dividend reinvestment may cause a “wash sale”.

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Foreign Source Income and Withholding Taxes. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements, it may elect to “pass-through” these foreign taxes to shareholders. If the Fund so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Taxes on Creation or Redemption by Authorized Participants.

Authorized Participants who exchange securities for Creation Units generally will recognize gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and cash paid for Creation Units. Authorized Participants who redeem Creation Units generally will recognize gain or loss equal to the difference between their basis in the Creation Units and the sum of the aggregate market value of securities received and any cash received for such Creation Units. The IRS may take a position that an exchange does not give rise to a loss, including as a result of the “wash sale” rules. Authorized Participants must consult their tax advisors with respect to whether or not such a loss may be deductible.

Capital gain or loss realized upon the redemption (or creation) of Creation Units generally will be treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year, and as short term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

FINANCIAL HIGHLIGHTS

Because the SmartETFs Smart Transportation & Technology ETF is new, financial information for the Fund is not available. Financial information for the Fund will be available after the Fund has completed its first fiscal period of operations.

NOTICE

SmartETFs Smart Transportation & Technology ETF shares are not sponsored, endorsed, sold or promoted by the NYSE Arca Exchange. NYSE Arca makes no representation or warranty, express or implied, to the Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or with respect to the Fund’s ability to achieve its investment objective.

The Listing Exchange is not responsible for, nor has it participated in, the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

▪	Statement of Additional Information. The SAI provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

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▪	Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund will issue an annual report after its first fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the Fund’s performance during the fiscal period.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@smartetfs.com, by calling 866 307-5990 (toll free in the United States), visiting the Fund’s website, www.smartetfs.com, or by calling or writing a broker-dealer or other financial intermediary. To request other information about the Fund and to make shareholder inquiries, please call 866 307-5990. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-08360

Contact SmartETFs Smart Transportation & Technology ETF

Website: www.smartetfs.com

Email: mail@smartetfs.com

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STATEMENT OF ADDITIONAL INFORMATION

SmartETFs SMART TRANSPORTATION & TECHNOLOGY ETF

Ticker: MOTO

November 6, 2019

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated November 6, 2019, pursuant to which the Fund listed above is offered. This SAI is incorporated by reference in its entirety into the prospectus. Please retain this SAI for future reference.

For a free copy of the prospectus, please call toll-free 1-866-307-5990.

TABLE OF CONTENTS

Table of Contents
GENERAL INFORMATION AND HISTORY	2
INVESTMENT OBJECTIVE AND POLICIES	2
General Information about the Fund	2
Money Market Instruments	4
Foreign Issuers	4
Other Investment Companies	5
Securities Lending	5
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	5
Illiquid and Restricted Securities	6
RISK FACTORS AND SPECIAL CONSIDERATIONS	6
Foreign Securities	6
Economic and Political Risks	6
Securities Market Risks	9
Interest Rate Fluctuations	10
Governmental Credit Risk	10
Accounting Standards and Legal Framework	10
Additional Foreign Currency Considerations	10
Investment Funds and Repatriation Restrictions	11
INVESTMENT RESTRICTIONS AND POLICIES	11
Fundamental Investment Restrictions	12
Non-Fundamental Investment Policies	13
Code of Ethics	13

Portfolio Transactions	13
Purchase and Redemption of Shares in Creation Units	15
Purchase and Issuance of Creation Units	15
Purchases through the Clearing Process	17
Purchases Outside the Clearing Process	17
Continuous Offering	18
Redemption of Creation Units	18
Placement of Redemption Orders Using the Clearing Process	19
Placements of Redemption Orders Outside Clearing Process	19
Transaction Fees	20
MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION	20
Market Price of Shares	20
NAV Calculation	21
Securities Valuation	21
PERFORMANCE INFORMATION	22
PORTFOLIO HOLDINGS INFORMATION	23
TAX MATTERS	24
Qualification as a Regulated Investment Company	24
Excise Tax on Regulated Investment Companies	27
Fund Distributions	28
Sale or Redemption of Shares	31
Foreign Shareholders	31
Tax Shelter Reporting Regulations	32
Effect of Future Legislation; Foreign, State and Local Tax Considerations	32
Creation and Redemption of Creation Units	33
MANAGEMENT OF THE TRUST	33
Leadership Structure and the Board of Directors	35
Risk Oversight	37
Board Committees	37
Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation	38
Trustee Ownership in the Funds	38
Control Persons and Principal Security Holders	38
THE INVESTMENT ADVISER AND ADVISORY AGREEMENT	39
PORTFOLIO MANAGERS	40
Fund Ownership	41
Conflicts of Interest	42
Compensation of Portfolio Managers	42
THE ADMINISTRATOR	43

DISTRIBUTION PLAN	43
DESCRIPTION OF THE FUND	43
Book Entry Order System	44
SHAREHOLDER REPORTS	46
FINANCIAL STATEMENTS	46
PROXY VOTING GUIDELINES	46
GENERAL INFORMATION	48
ANTI-MONEY LAUNDERING PROGRAM	48

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940. The Trust comprises ten separate, series portfolios, each of which has unique investment objectives and strategies. This SAI describes only the SmartETFs Smart Transportation & Technology ETF. Eight other separate series, which are operated as open-end mutual funds, are described in a separate SAI. As of the date of this SAI, the SmartETFs Smart Transportation & Technology ETF has not commenced operations. One other series of the Trust is not operational.

The Fund is an exchange-traded fund (“ETF”) and the Fund’s Exchange Traded Shares (the “Shares”) are listed on the NYSE Arca exchange (the “Exchange”). The Shares trade on the Exchange at market prices that may differ from the Share’s net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV in large, specified blocks of Shares (typically 10,000 shares or more) called “Creation Units.” Currently, Creation Units generally consist of 25,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 10,000 shares.

Creation Units are issued to and redeemed by Authorized Participants in-kind for securities included in the Fund’s portfolio and in some cases, an amount of cash, at the discretion of the Adviser. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase the Shares directly (except through a dividend reinvestment program offered by a broker). Retail investors will purchase Shares in the secondary market with the assistance of a broker.

The discussion below regarding investment objectives and policies should be read in conjunction with the Fund’s prospectus. Portfolio management of the Fund is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware Corporation with offices at 225 South Lake Avenue, Suite 216, Pasadena, California 91101.

The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Fund

The following information concerning the Fund augments the disclosure provided in the Prospectus.

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation from investments in companies involved in the development and production of products or services for “smart” transportation products and systems, including safer, cleaner or connected vehicles (typically autonomous and/or electric vehicles) and Smart Transportation companies providing “transportation as a service,” and in Technology companies, including Technology companies whose products or services are used in transportation. Smart Transportation is a thematic concept rather than an industry sector.

This includes companies that are:

•	designing, producing, manufacturing or distributing vehicles (autonomous, electric or hybrid) that are objectively on the path towards autonomy by using at least Level 1 autonomy technology as established by the standards adopted by SAE International or Partners for Automated Vehicle Education;

•	designing, producing, manufacturing or distributing vehicles, vehicle components or systems that increase efficiency or reduce emissions from vehicles, such as companies making “light hybrid” or “fully electric,” thermal management systems, more efficient fuel technologies (batteries, and alternative fuels or fuel cells);

•	designing, producing, manufacturing or distributing vehicles using connectivity or communication in their operations, internally or externally (V2V or V2I), or their components or systems, including infrastructure systems such traffic information or control devices, emergency response platforms, global positioning systems, speed or radar information collectors; and sensors, cameras, semi-conductors, interactive advanced driver assistance systems (ADAS), cooperative intelligent transportation systems and connected vehicle data networks;

•	creating or producing application-based hailing or sharing of cars, scooters or other vehicles (whether movement is by ground or air), normally using global positioning satellite (GPS) technology, connectivity and software applications; and

•	supplying software and systems to develop and test autonomous driving capability or companies that develop or manufacture systems and hardware that are used in autonomous, electric or hybrid vehicles.

Level 1 autonomy technology refers to standards of autonomy promulgated by SAE International contained in J3016: Levels of Driving Automation, or as announced by Partners for Automated Vehicle Education, a coalition of industry, nonprofit and academic institutions that educates the public and policymakers about automated vehicles.

The Fund will also invest in Technology companies. The Adviser considers Technology companies to mean companies that are in the business of developing, advancing and using technology to improve processes, applications or outcomes or create innovations, which could occur through hardware and related components or equipment, or software or services. This includes companies that deliver products or services in the following industries: information technology, such as software, services, hardware, semi-conductors and equipment; electronic equipment and instruments; computers or their components, hardware, storage or peripherals; telecommunications equipment or services (voice, data or wireless); internet commerce and information (including networks and connected payment systems); data processing (including management and retention); and imagery (including digitization, mapping and interfacing applications).

The Fund also invests in Technology companies, including Technology companies whose products or services are used in transportation. whose products or services are used in transportation, which are companies that:

•	Make hardware (including semi-conductors) or software for use in vehicles using at least Level 1 autonomy technology, data companies, sensor manufacturers (radar, lidar, cameras and other technologies), companies that provide software and mapping products or services relate to vehicle connectivity, battery and alternative fuel manufacturers or suppliers and producers of components and materials (including lithium) used in batteries and alternative fuels; or

•	Offer for sale or otherwise distribute Smart Transportation vehicles (autonomous, electric or hybrid); or

•	have demonstrated a commitment to autonomous vehicle development by having obtained certification by at least one government entity related to their autonomous driving research program; or

•	Develop smart “transportation as a service” applications, including urban air mobility services, and have obtained certification by at least one government entity related to their transportation service program.

Derivatives

The Fund does not intend to employ leveraging techniques, except that the Fund may use derivatives from time to time when desirable to effectuate its investment strategy. The Fund intends to use foreign currency forward contracts. The Fund will not purchase new securities if 5% or more of its assets are invested using derivative instruments. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. The Fund does not use derivatives as a principal investment strategy.

Money Market Instruments

The Fund may invest in Money Market Instruments in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While the Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, the Fund does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments.

Foreign Issuers

The Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Other Investment Companies

The Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company, unless otherwise permitted by SEC order. Accordingly, when the Fund or such “affiliated persons” hold shares of any of the underlying investment companies, the Fund’s ability to invest fully in shares of those investment companies is restricted, and Guinness Atkinson™ must then, in some instances, select alternative investments that would not have been its first preference. There can be no assurance that appropriate investment companies will be available for investment. The Fund will not invest in such investment companies unless, in the judgment of Guinness Atkinson™, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Securities Lending

The Fund may lend portfolio securities up to 33-1/3% of its total assets. Currently the Fund is not participating in securities lending arrangements but it may do so. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, the Fund bears the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline, which do not trigger additional collateral requirements from the Borrower. The Fund will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the Fund and that is acting as a “placing broker” and may pay other fees in connection with securities lending programs.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment policies and strategies described in the Prospectus. In pursuing its investment objective, the Fund invests as described below and employs the investment techniques described in the Prospectus and elsewhere in this SAI.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Guinness Atkinson™ will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by Guinness Atkinson™, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, Guinness Atkinson™ will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies and these risks apply to direct investment in securities issued in foreign market countries and to ADRs and GDRs of such companies issued in the United States. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the Fund’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Specific Foreign Country Risks

Investing in companies located in any country subjects the Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships.

EU Risk. The Fund may invest in companies within the European Union, including the France, Germany, Italy, and the Netherlands. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

Risks of Investing in France. The Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. The Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Other Country Risk

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which is expected to occur in 2020. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities of Taiwan issuers.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Defense and foreign affairs for Hong Kong are controlled by China. Under the Basic Law, Hong Kong citizens continue to enjoy customary rights such as free speech and assembly, press, religion, and the right to strike and travel, as well as traditional systems respecting business ownership, private property, the right of inheritance and foreign investment flows. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of the Fund’s limitations on such purchases. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Although the Fund does not hold fixed income securities, dividend stock may be sensitive to interest rate fluctuations.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. All issuers of “B” shares, “H” shares and Red Chips, in which the Fund may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing markets may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.

A portion of the Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by the Fund will be in foreign currencies. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act. This may include investment in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other registered investment companies may involve duplication of management fees and expenses. If the Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. Under an exception to this rule, the Fund is subject only to the 3% limit so long as the Fund does not charge a sales charge in excess of 1.5%.

Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. As used in the Prospectus and SAI, the term “majority of the outstanding shares” of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund’s fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if the Fund’s asset coverage falls below 300% at any time, the Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%. For purposes of the Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser references industry classifications published by a variety of sources and generally considers industry classifications at the sub-group level provided by Bloomberg, L.P. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Fundamental Investment Restrictions

The Fund may not:

1.	Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

8.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9.	Invest 25% or more of the value of its total assets in securities of issuers in any particular industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Non-Fundamental Investment Policies

The Fund also has non-fundamental investment policies:

1.	The Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, Guinness Atkinson™, Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”),and Penserra Capital Management LLC, the Fund’s sub-adviser, have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Sub-adviser, subject to supervision by Guinness Atkinson™ and the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™ and the agreement between Guinness Atkinson™ and the Sub-adviser. In selecting brokers or dealers, Guinness Atkinson™ and the Sub-adviser will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

The Sub-Adviser is responsible, subject to oversight by Guinness Atkinson™ and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Brokers or dealers selected by Guinness Atkinson™ or the Sub-adviser to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchases and Issuance of Shares in Creation Units”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with a creation unit order so long as such selection is in keeping with the foregoing policies.

It is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Fund or to Guinness Atkinson™ for the Fund’s use, that, in the opinion of the Board, are reasonable and necessary to the Fund’s normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson™ may cause the Fund to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson™ (for the Fund and/or other accounts for which Guinness Atkinson™ exercises investment discretion) an amount of commission for effecting a securities transaction for the Fund greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson™ determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson™’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Fund.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, Guinness Atkinson™ and/or other funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If Guinness Atkinson™ were to receive these types of services, it would determine the amount of allocations to brokers who provide research services and report brokerage allocations, on an overall basis and involving research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson™ in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson™’s other clients may be useful to Guinness Atkinson™ in carrying out its obligations to the Fund. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the Fund to Guinness Atkinson™ are not reduced because Guinness Atkinson™ receives brokerage and research services. While such services are not expected to reduce the Guinness Atkinson™’s expenses, Guinness Atkinson™ might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Fund from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, neither the Adviser nor the Sub-adviser receive research through Third Party Research Service arrangements.

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or other funds in the Guinness Atkinson™ fund complex, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over the counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson™’s overall responsibilities to the Fund.

It may happen that the same security held by the Fund will also be held by other clients of Guinness Atkinson™. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Fund may be executed through registered broker-dealer affiliates of the Fund’s Sub-adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through affiliates of the Sub-adviser will be reviewed regularly.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and redeems Shares (1) only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined herein), in proper form pursuant to the terms of the Authorized Participant Agreement (“Authorized Participant Agreement”); or (2) through a dividend reinvestment program offered by a broker. A “Business Day” is any day on which the NYSE is open. Purchases and redemptions of Creation Units will be subject to a Transaction fee, as defined below. Currently, a Creation Unit is 25,000 shares.

Authorized Participants

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). The Authorized Participant must agree pursuant to the terms of the Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that the Authorized Participants will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) and the transaction fee described in “Transaction Fees.” The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Instruments (as defined below). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Each Business Day, prior to the opening of trading on the Fund’s Primary Listing Exchange, NYSE, normally at 9:30 a.m., the Adviser will cause to be published through the National Securities Clearing Corporation (NSCC) and disclose on its Website the names and quantities of an in-kind deposit of specific instruments (the “Deposit Instruments”) comprising the Creation Basket, as well as the estimated Balancing Amount (if any) for that day. The Creation Basket and the Balancing Amount, taken together, are referred to as the Portfolio Deposit. The published Creation Basket will apply until a new Creation Basket is announced on the following business day, and there will be no intra-day changes to the creation Basket except to correct errors in the Creation Basket. The Adviser will also publish on its website the Fund’s NAV and the closing price or Bid/Ask Price as of the NAV calculation time, all as of the prior business day. The identities and quantities of the Deposit Instruments for the Fund may also be fully available through unaffiliated third-party vendors. The amount representing, on a per Share basis, the current value of the Portfolio Deposit (as defined below) will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.

Authorized Participants that wish to purchase Fund shares from the Transfer Agent through the Distributor will do so by delivering an in-kind deposit of specific instruments (“Deposit Instruments”) constituting the Creation Basket a sum of cash constituting the Balancing Amount, if required (collectively, the “Portfolio Deposit”), and the appropriate transaction fee. Creation Units are sold at their NAV plus a transaction fee, as described below. The Adviser may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Adviser’s discretion.

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Transfer Agent if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (c) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (d) the value of the Balancing Amount to accompany an in-kind deposit exceeds purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant Cut-Off Time for the Fund on the Transmittal Date; (e) the purchase order is not in proper form; or (f) in the event that circumstances outside the control of the Trust, the Transfer Agent and the Adviser make it impractical to process purchase orders, which could include acts of God; public service or utility problems resulting in telephony or data transmission failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other data systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; or similar extraordinary events. The Trust shall notify an Authorized Participant if an order has been rejected. The Trust and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Cut Off Time for Purchase Orders

The Fund’s deadline for the receipt of purchase orders is referred to as the “Cut Off Time”. The Fund’s Cut-Off Time is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE closes early.

Purchase orders will be processed based on the NAV next calculated after receipt by the Transfer Agent by 4:00 p.m. of the order in proper form.

Economic or market disruptions, or telephone or communications failure, could impede the ability to reach the Distributor, the Transfer Agent or an Authorized Participant. Orders to create shares that are received on a day before a holiday or a day (other than a Saturday or Sunday) when the equity markets in a relevant non-U.S. market are closed may not be accepted.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such process being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Transfer Agent to transmit to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Instruments and the Balancing Amount to the Trust, together with the transaction fee and such additional information as may be required by the Transfer Agent.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process are likely to require transmittal by DTC participants earlier than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Balancing Amount, each as applicable and at the discretion of the Advisor, or of the Cash Purchase Amount together with the applicable transaction fee.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends on all of the facts and circumstances pertaining to that person’s activities. Thus the examples mentioned above should not be considered a complete description of all the effecting transactions in Shares, whether or not participating in the distribution of Shares, are general required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

Redemptions of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Cut Off Time for Redemption Orders

Redemption orders must also be received by the Fund’s Cut Off Time which is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE closes early.

Shares may redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Redemptions may be affected by closures on foreign exchanges, which may close for holidays or other reasons that prevent the transfer of a security.

The redemption proceeds for a Creation Unit generally consist of “Redemption Instruments”, which are portfolio securities, as announced by the Adviser through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee is deducted from such redemption proceeds. The Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. The right of redemption may be suspended or the date of payment postponed for any period in which the NYSE is closed (other than customary weekend and holiday closings); for any period during which trading on the NYSE is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstances as permitted by the SEC. If the Fund holds foreign securities that are traded on an exchange that is closed for a holiday or scheduled closing during the time that a redemption order for a Creation Unit is pending, the Fund may in its discretion exercise its option to redeem that portion of the Creation Unit in cash.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (4:00 PM Eastern Time or earlier in the event that the NYSE closes early), in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite Redemption Instruments and the Balancing Amount or the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placements of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through the transfer of Shares directly DTC. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (by 4:00 PM Eastern Time or earlier in the event that the NYSE closes early) in order to receive that day’s closing NAV per Share. All procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the custodian by the second Business Day (T+1) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received by the Transfer Agent by 4:00 p.m., the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount, which are expected to be delivered within two Business Days and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

If an order is cancelled, the Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP’s control or the AP was not otherwise responsible or at fault for such cancellation. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

Transaction Fees

Both purchases and redemptions of Creation Units are subject to a Transaction Fee. The Transaction Fee is payable to the Trust and is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. The Fund’s transaction fee is a fixed fee of $350. The Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. The transaction fee on redemption of Creation Units will not exceed 2% of the value of the shares redeemed.

Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The Transaction Fee may, in certain circumstances, be paid in whole or in part by the Adviser or otherwise waived. The Adviser may consider whether to pay a Transaction Fee, in whole or in part, on a case by case basis after reviewing the facts and circumstances at the time a Creation Unit is created or redeemed.

MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION

Market Price of Shares

Transactions in Shares will be priced at NAV only if Shares are purchased directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price of the Shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy. For foreign securities traded in local markets, the closing price of the security traded in the local market will be used until the market re-opens, in calculating the Fund’s intra-day NAV and the Fund’s NAV. If a price for a security held by the Fund is not available, due to disruption in the local market, then a “stale” value may be used in the calculation of the intra-day indicative value and the Fund’s NAV, and this could adversely affect the value of the Shares.

NAV Calculation

The Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV. The NYSE has posted the following list holiday closures: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds.

Securities Valuation

The Fund will invest in foreign securities and, as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. The Fund may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in the Fund’s portfolio. Portfolio securities of the Fund that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Fund will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ATVD	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ATVDR	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. For example, in comparing the Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Holdings Information

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. The Fund’s complete holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Fund’s Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Fund’s filings on Form N-PORT and Form N-CSR are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

As an exchange-traded fund, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an Order of the SEC applicable to the Fund, issued on July 16, 2019, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Fund’s Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

In addition, the Fund’s service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Fund. Disclosure of the Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund will elect to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) the amount thereof may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for March 2019 is 2.39%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the Fund’s control or knowledge, there can be no assurance that the Fund will not have an ownership change. If the Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Distribution and Income requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of the Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by the Fund as an interest-related dividend or a short-term capital gain dividend paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a short-term capital gain dividend is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of the Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of the Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

Creation and Redemption of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund must report to the IRS and furnish to holders of Creation Units certain information with respect to the redemption of Creation Units. In addition to reporting the gross proceeds from the redemption of Creation Units, the Fund will also be required to report basis information for such Creation Units and indicate whether they had a short-term or long-term holding period. The Fund will permit holders of Creation Units to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. Holders of Creation Units should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Fund. The Board approves all significant agreements between the Fund and companies and individuals that provide services to the Fund. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Disinterested Trustees”). The officers of the Fund manage the day-to-day operations of the Fund. The day-to-day operations of the Fund are always subject to the investment objective of the Fund. Unless otherwise noted, each Trustee and officer’s address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Disinterested Trustees
Name and Age	Position Held with the Trust	Term; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (72)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	None
Dr. Bret A. Herscher (61)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	None
Susan Penry Williams (73)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	None
J. Brooks Reece, Jr. (72)	Trustee and Chairman	Indefinite; Since April 1994	Operating Partner, Stonebridge Partners Small Cap Team, since 2018. Previously, CEO, Adcole Corp, from 1989 to 2017.	None

Dr. Gunter Dufey, a Trustee of the Trust since 1994, resigned effective September 10, 2019.

Interested Trustees
Name, Address, and Age	Position Held with the Trust	Term; Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Timothy W.N. Guinness* (71) 14 Queen Anne’s Gate London, England SW1H 9AA	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment advisor in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	.

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (62)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (54)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (52)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (52)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.
Sardjono Kadiman (44)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (44)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds. The Board is composed of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended four meetings during the fiscal year ended December 31, 2018. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset™ Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams, has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Valuation Committee oversees valuation risk and compliance with the Funds' Valuation Procedures and oversees actions by the Adviser with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets quarterly. The five Independent Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2018. The five Independent Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees the nine Funds, which include this Fund and eight open-ended mutual fund series of the Trust.

	Aggregate Compensation from the Funds
Name of Trustee	SmartETFs Smart Transportation & Technology ETF	Aggregate Compensation from the Trust
Independent Trustees
Dr. Dufey (1)	$0	$20,000
Mr. Fordwood	$0	$20,000
Dr. Herscher	$0	$20,000
Ms. Penry-Williams (1)	$0	$20,000
Mr. Reece	$0	$22,000
Interested Trustees
Mr. Guinness	$0	$0

(1)	Dr. Gunter Dufey resigned as a Trustee of the Trust effective September 9, 2019. Ms. Penry-Williams and Dr. Dufey elected to defer payment of their compensation for service to the Funds under the Funds’ non-qualified Deferred Compensation Plan for Trustees under which trustees could defer receipt of all or part of their compensation from the Funds. Amounts deferred are deemed invested in shares of one or more of the Funds, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. The total amount of deferred compensation payable to Ms. Penry-Williams and Dr. Dufey was $16,945 and $575,103 as of December 31, 2018. The Deferred Compensation Plan was terminated on September 9, 2019.

Trustee Ownership in the Funds

None of the Trustees own shares of the Fund.

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. There are no control persons of the Fund, as it is new.

THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Fund. Under the Investment Advisory Agreement (the “Agreement”), Guinness Atkinson directs the investments of the Fund in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Fund may impose by notice in writing to Guinness Atkinson™. Guinness Atkinson™ also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Fund; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade, consistent with the Fund’s then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Fund pays the Adviser an advisory fee equal to 0.68% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Adviser. Expenses that are attributable to the Fund are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson™, from time to time may contractually or voluntarily waive or defer all or a portion of its fees payable under the Agreement.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable. Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson™” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

The Agreement permits the Adviser to retain sub-advisers, at the Adviser’s cost, to provide services to the Fund.

The Agreement was approved by the Board on February 11, 2019. A discussion regarding the basis for the Board’s approval will be presented in the next available semi-annual shareholder report for the period ending June 30, 2019.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio manager, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2018:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Adviser
Jonathan Waghorn	2	$270	2	$308	0	$0
Will Riley	2	$27	3	$318	0	$0
	Number of Accounts	Total Assets (in Billion)	Number of Accounts	Total Assets (in Billion)	Number of Accounts	Total Assets (in Billion)
Sub-Adviser
Dustin Lewellyn	17	1.1	1	$2	0	$0
Ernesto Tong	17	1.1	1	$2	0	$0
Anand Desai	17	1.1	1	$2	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Adviser
Jonathan Waghorn	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0
Sub-Adviser
Dustin Lewellyn	0	$0	0	$0	0	$0
Ernesto Tong	0	$0	0	$0	0	$0
Anand Desai	0	$0	0	$0	0	$0

Will Riley and Jonathan Waghorn also serve as portfolio managers to open-end mutual funds in the Guinness Atkinson™ Fund Complex, managed by the same Advisor.

Dustin Lewellyn, Ernesto Tong and Anand Desai, portfolio managers of the Sub-adviser, serve as portfolio managers to a number of other investment companies including other exchange traded funds.

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

Fund Ownership

Mr. Waghorn and Mr. Riley are residents of the United Kingdom; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective. As of the date of this SAI, none of the portfolio managers of the Adviser or the Sub-adviser own shares of the Fund or of other Funds in the Guinness Atkinson™ Fund Complex.

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

The portfolio managers of the Sub-adviser also have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time. The Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Compensation of Portfolio Managers

Adviser

Jonathan Waghorn and Will Riley are employed by the Advisor and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

Sub-adviser

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

THE ADMINISTRATOR

Mutual Fund Administration LLC serves as the Fund’s Administrator under an Administration Agreement. As the Fund is a new Fund, no administration fees have been paid. The Adviser compensates the Administrator for services rendered to the Fund.

DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson™ and the Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, an investment advisory fee to Guinness Atkinson™. To the extent that any payments made by the Fund to Guinness Atkinson™, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan was approved by the Board, including all of the “Qualified Trustees” (the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the operation of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of Disinterested Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

DESCRIPTION OF THE FUND

Shareholder and Trustees Liability. The Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Disinterested non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of the Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Order System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominees and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under the existing industry practice, in the event the Trust requests any rights as a holder of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged with respect to the Trust through the Trust’s Transfer Agent, a listing of shareholdings of each DTC Participant holding Fund shares. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant with copies of such notice, statement or other communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distribution of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the Fund’s investments and other information. In addition, shareholders will receive annual financial statements audited by the Fund’s independent accountants.

FINANCIAL STATEMENTS

As the Fund has not yet commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to a Fund’s portfolio securities. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements were received with respect to a Fund’s investments, the following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Trust to any other entity or interested party. Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

•	Approval of auditors

•	Election of directors

•	Indemnification provisions for directors

•	Liability limitations of directors

•	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Trust. Non-routine matters include:

•	Mergers and acquisitions

•	Restructuring

•	Re-incorporation

•	Changes in capitalization

•	Increase in number of directors

•	Increase in preferred stock

•	Increase in common stock

•	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

•	Poison pills

•	Golden parachutes

•	Greenmail

•	Supermajority voting

•	Dual class voting

•	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

•	Annual election of directors

•	Anti-poison pill

•	Anti-greenmail

•	Confidential voting

•	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™. Issues not covered by the guidelines will be discussed with the Board. In future years, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Fund’s administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Perkins Coie LLP, located at 1155 Avenue of the Americas, 22nd Floor, New York, New York 10036, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLC, located at located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, audits the financial statements and financial highlights of the Fund and provides reports to the Board.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.